E

Amplify Natural Resources Dividend Income ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 99.4%	Shares	Value
Chemicals - 16.7%
Air Products and Chemicals, Inc.	756	$195,086
Akzo Nobel NV - ADR(a)	9,467	192,559
BASF SE - ADR	20,369	246,058
Dow, Inc.	4,930	261,536
Eastman Chemical Co.	2,004	196,332
FMC Corp.	4,144	238,487
Huntsman Corp.	10,155	231,229
ICL Group Ltd.	50,086	214,368
LyondellBasell Industries NV - Class A	2,865	274,066
Nutrien Ltd.	4,514	229,808
		2,279,529

Energy Equipment & Services - 3.0%
Helmerich & Payne, Inc.	5,695	205,817
Noble Corp. PLC	4,372	195,210
		401,027

Oil, Gas & Consumable Fuels - 79.7%(b)
Antero Midstream Corp.	27,010	398,127
APA Corp.	5,449	160,418
BP PLC - ADR	6,731	242,989
Canadian Natural Resources Ltd.	5,971	212,568
Cheniere Energy Partners LP	7,717	378,982
Chevron Corp.	1,502	234,943
Coterra Energy, Inc.	6,464	172,395
Devon Energy Corp.	3,776	178,982
DT Midstream, Inc.	4,236	300,883
Enbridge, Inc.	13,573	483,063
Energy Transfer LP	30,176	489,455
Eni SpA - ADR(a)	7,593	233,788
EnLink Midstream LLC	16,692	229,682
Enterprise Products Partners LP	14,446	418,645
Equinor ASA - ADR	17,850	509,796
Equitrans Midstream Corp.	22,572	292,985
Exxon Mobil Corp.	3,407	392,214
HF Sinclair Corp.	3,551	189,410
Kinder Morgan, Inc.	20,130	399,983
MPLX LP	11,979	510,186
Northern Oil & Gas, Inc.	5,083	188,935
ONEOK, Inc.	3,702	301,898
Pembina Pipeline Corp.	9,547	354,003
Petroleo Brasileiro SA - ADR	37,722	546,592
Phillips 66	1,088	153,593
Plains All American Pipeline LP	23,415	418,192
Shell PLC - ADR	3,105	224,119
Suncor Energy, Inc.	6,361	242,354
Sunoco LP	6,492	367,058
TC Energy Corp.	12,951	490,843
TotalEnergies SE - ADR	2,955	197,039
Veren, Inc.	26,847	211,286
Western Midstream Partners LP	10,917	433,732
Williams Cos., Inc.	7,590	322,575
		10,881,713
TOTAL COMMON STOCKS (Cost $13,112,830)		13,562,269

SHORT-TERM INVESTMENTS - 3.4%
Investments Purchased with Proceeds from Securities Lending - 3.1%
First American Government Obligations Fund - Class X, 4.65%(c)	420,947	420,947

Money Market Funds - 0.3%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)	46,055	46,055
TOTAL SHORT-TERM INVESTMENTS (Cost $467,002)		467,002

TOTAL INVESTMENTS - 102.8% (Cost $13,579,832)		$14,029,271
Liabilities in Excess of Other Assets - (2.8)%		(376,709)
TOTAL NET ASSETS - 100.0%		$13,652,562

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
ASA - Advanced Subscription Agreement
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $411,529 which represented 3.0% of net assets.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Natural Resources Dividend Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	13,562,269	–	–	13,562,269
Investments Purchased with Proceeds from Securities Lending	420,947	–	–	420,947
Money Market Funds	46,055	–	–	46,055
Total Investments	14,029,271	–	–	14,029,271

Refer to the Schedule of Investments for additional information.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.